Exhibit 99.6

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[GRAPHIC]

[LOGO]

Sales and Marketing June 1, 2006

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Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements, including statements regarding the company’s sales strategy and competitive position are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. The statements are based on assumptions about important factors, including general business conditions; market trends; competition; weather; vehicle production; trends in new and used vehicle sales; business development activities, including acquisitions; economic conditions, including exchange rate and interest rate fluctuations; litigation developments; and the other risk factors described in the Company’s Annual Report on Form 10-K, and other risks described from time to time in the Company’s filings with the Securities and Exchange Commission. Many of these risk factors are outside of the Company’s control, and as such, they involve risks which are not currently known to the Company that could cause actual results to differ materially from forecasted results. Any forward-looking statements in this presentation are made as of the date hereof and the Company does not undertake to update its forward-looking statements.

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New ADESA Sales Organization

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Organization Structure – Sales & Marketing

Charles Tapp
EVP Sales &
Marketing

	Tom Kontos		Roger
Donald Elliot	VP Industry	Jason Ferreri	Laurendeau	Brent Huisman
VP Marketing &	Relations &	VP Commercial	Director of	VP Dealer
Business	Analytical	Sales	eBusiness	Affairs
Development	Services		Strategy

Dealer
				Tele-Sales	Sales
Marketing	Analytical	Executive		Team	Reps
Department	Services	Sales	eBusiness Team
Directors

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Matrix Sales Strategy

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Sales Strategy

Key components of our consultative selling strategy include:

•                  Established ADESA as “Trusted Business Advisor”

•                  Segment accounts by opportunity and current status

•                  Manage national accounts with dedicated executive sales directors

•                  Structured work loads based on account size and potential

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Dealer Consignment Sales Strategy – Where We Were

•                  Decentralized sales force

•                  Limited metrics and measures

•                  Local relationships only

•                  Corporate competencies underleveraged

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Dealer Consignment Sales Strategy – Where We Are

•                  Transferring commercial sales competencies to 300+ field sales people

•                  Launched Salesforce.com

•                  Telesales

•                  Dealer sales

•                  Creating sales environment – unifying sales force under one roof

•                  ADESA 500

•                  Sales training/certification deployed

•                  Location based SWOT consultations as well

•                  Consolidator relationships evolving

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Dealer Consignment Sales Recent Accomplishments

•                  Location Based SWOT and Training Initiatives Rolling Out

•                  San Diego

•                  Long Island

•                  AutoNation Alliance

•                  Houston

•                  Q1 2006 U.S. entered nearly 20,000 more units than Q1 2005

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The High Performance Sales Journey

Performance & Value
High
Performance
		Measurable	Sales
Sales
Performance
Improvements
“Quality”
Application
Usage &
Adoption
Application
Take-up &
Usage
[CHART]

Timeline

Sample Metrics

• Percentage of users that login daily	• Quality of accounts, contacts, activities, and opportunities	• Sales rep time to proficiency	• Lead to close ratio • Competitive win ratio
• Number of newly created accounts, contacts, activities, opportunities	• Time spent preparing for sales calls • Number of calls to Help Desk for support	• Percentage of time spent on customer-facing activities • Average number of sales calls per sale	• Win:loss ratio • Percentage increase of unit sales per month
• Timeliness of forecast submission		• Hours spent on admin tasks • Key account coverage

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In Summary

•                  Dealer relationships improving dramatically

•                  Sales force energized

•                  Salesforce.com/standardization will provide further benefits

•                  Momentum with vehicles entered

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Sales Update

•                  Questions

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